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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 21, 2006


                          OTTAWA SAVINGS BANCORP, INC.
         --------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          United States                000-51367               20-3074627
 ------------------------------  ------------------------ ----------------------
  (State or other jurisdiction   (Commission File Number)     (IRS Employer
        of incorporation)                                   Identification No.)

                               925 LASALLE STREET
                                OTTAWA, IL 61350
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 815-433-2525

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 2--FINANCIAL INFORMATION.

ITEM 5.02(e)--DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         On November 21, 2006, the Compensation Committee of the Board of Directors granted stock options to directors and officers pursuant to the Ottawa Savings Bancorp, Inc. 2006 Equity Incentive Plan, as approved by the stockholders on May 4, 2006. The Compensation Committee granted each outside director options to purchase 5,451 shares of the Company's common stock and granted Gary Ocepek, President and Chief Executive Officer, Jon Kranov, Senior Vice President and Chief Financial Officer and Phil Devermann, Vice President and Chief Lending Officer, options to purchase 27,255, 18,533 and 17,443 shares, respectively. All options were granted at an exercise price of $12.35 per share, the fair market value of the Company's common stock on the grant date. The stock options vest in five equal annual installments, beginning on November 21, 2007. The forms of the Company's stock option award agreements are attached as Exhibits 10.1 and 10.2.

         The Compensation Committee also granted restricted stock awards pursuant to the Incentive Plan on November 21, 2006. Outside directors each received restricted stock awards for 2,180 shares of the Company's common stock, and Messrs. Ocepek, Kranov and Devermann received restricted stock awards for 10,902, 7,413 and 6,977 shares, respectively. The restricted stock awards vest in five equal annual installments, beginning on November 21, 2007. The form of restricted stock award agreement is attached as Exhibit 10.3.

ITEM 8.01--OTHER EVENTS.

      On November 21, 2006, Ottawa Savings Bancorp, Inc. issued a press release announcing the declaration of a cash dividend of $0.05 per share. The dividend will be payable on December 19, 2006 to stockholders of record as of December 5, 2006. A copy of the press release is attached as Exhibit 99.1.

SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

      The following exhibits are being furnished herewith:

EXHIBIT NO.         EXHIBIT
-----------         -------

   10.1             Form of Incentive Stock Option Award Agreement

   10.2             Form of Non-Statutory Stock Option Award Agreement

   10.3             Form of Stock Award Agreement

   99.1             Press Release dated November 21, 2006 of
                    Ottawa Savings Bancorp, Inc.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2006



                                        OTTAWA SAVINGS BANCORP, INC.


                                        By:    /s/ Jon Kranov
                                               ----------------------------
                                        Name:  Jon Kranov
                                        Title: Senior Vice President and
                                               Chief Financial Officer